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                                                                   EXHIBIT 10.10

                    SECOND AMENDMENT TO TERM LOAN AGREEMENT
                    ---------------------------------------

     SECOND AMENDMENT entered into as of April 29, 1998 between HI-TECH PHARMACAL CO., INC. (the "Company") and FLEET BANK, N.A., successor to NatWest Bank N.A., formerly known as National Westminster Bank USA (the "Bank").

     WHEREAS, the Company and the Bank are parties to a Term Loan Agreement dated as of October 31, 1994, as amended by a First Amendment dated as of May 21, 1997 (collectively, the "Agreement"); and

     WHEREAS, the Company has requested that the Bank modify certain of the terms set forth in the Agreement and the Bank is willing to comply with such requests but only upon and subject to the following terms and conditions.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Section 5(c) of the Agreement is hereby amended to read as follows:

               "(c) Guaranties.  Become a guarantor, surety or otherwise become
                    ----------
     liable for the debts or other obligations of any other person, firm or corporation, whether by agreement to purchase indebtedness, or agreement for furnishing funds through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness or obligation of any other person, firm or corporation, or otherwise, except as (i) an indorser of instruments for the payment of money deposited to its bank accounts for collection; (ii) indemnities and guaranties given in connection with Permitted Encumbrances and Permitted Borrowings; (iii) indemnities given to the Bank in connection with indebtedness incurred
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     to the Bank; (iv) indemnities of officers and directors pursuant to applicable certificates of incorporation, by-laws or resolutions of the Company's Board of Directors; (v) guarantees and indemnities existing on the date hereof as may specified in the Schedule under the heading "Permitted Guaranties", all in the ordinary course of business; and (vi) guarantees limited to $1,500,000 of principal amount of the obligations of Marco Hi-Tech JV Ltd. to Brown Brothers Harriman & Co. or other institutional investor or lender."

     2.   The Company hereby represents and warrants to the Bank that:

          (A) Each and every one of the representations and warranties set forth in the Agreement is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

          (B) Except as disclosed in the undertaking letter of even date, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

     3. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

     4. It is expressly understood and agreed that all collateral security for the Term Loan and other extensions of credit set forth in the Agreement prior to the amendment provided for herein is and shall continue to be collateral security for the Term Loan and other extensions of credit provided in the Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Agreement continues in full force and effect, is ratified and confirmed and is and shall continue
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to be applicable to the Agreement (as herein amended), and (ii) the Note is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

     5. By its execution of this amendment in the space provided below, the guarantor indicated below hereby consents to this Amendment and reaffirms its continuing liability under its guarantee, in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

     6. This Second Amendment shall become effective on such date as all of the following conditions shall be satisfied:

          (A) The Bank shall have received an officers' certificate together with board of directors resolutions authorizing the execution and delivery of this amendment.

          (B) The Bank shall have received an opinion of Company counsel in form and substance acceptable to the Bank's counsel.

          (C) All legal matters incident to this Second Amendment shall be satisfactory to counsel to the Bank.

     7. This Second Amendment is dated for convenience as of April 29, 1998 and shall be effective on the date of satisfaction of the conditions precedent contained in paragraph 6 hereof and delivery by the Bank of an executed counterpart hereof to the Company. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     8. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein
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or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as modified by this Second Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                    HI-TECH PHARMACAL CO., INC.


                                        /s/ Bernard Seltzer
                                    By:_____________________
                                       Bernard Seltzer
                                       President


                                    FLEET BANK, N.A.


                                        /s/ Patricia A. Calcado
                                    By:_______________________
                                       Patricia A. Calcado
                                       Vice President

     The guarantor indicated below hereby consents to this Second Amendment and reaffirms its continuing liability under its guarantee in respect of the Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

                                    ROSE LABORATORIES, INC.,
                                    formerly known as H-T Acquisition Corp.


                                        /s/ Bernard Seltzer
                                    By:______________________
                                       Bernard Seltzer
                                       President
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STATE OF NEW YORK )
                  ) ss:
COUNTY OF SUFFOLK )

     On the 29th day of April, 1998, before me personally came BERNARD SELTZER, to me known, who, being by me duly sworn, did depose and say that he resides at 707 Virginia Street, Far Rockaway, New York 11691; that he is the President of HI-TECH PHARMACAL CO., INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                    /s/ Joanne D. Neville
                                    -------------------------
                                    Notary Public

STATE OF NEW YORK )
                  ) ss:
COUNTY OF SUFFOLK )

     On the 29th day of April, 1998, before me personally came PATRICIA A. CALCADO, to me known, who, being by me duly sworn, did depose and say that she resides at c/o 300 Broad Hollow Road, Melville, New York; that she is a Vice President of FLEET BANK, N.A., the banking institution described in and which executed the foregoing instrument; and that she signed her name thereto by order of the board of directors of said corporation.


                                    /s/ Joanne D. Neville
                                    -------------------------
                                    Notary Public

STATE OF NEW YORK )
                  ) ss:
COUNTY OF  SUFFOLK)

     On the 29th day of April, 1998, before me personally came BERNARD SELTZER, to me known, who, being by me duly sworn, did depose and say that he resides at 707 Virginia Street, Far Rockaway, New York 11691; that he is the President of ROSE LABORATORIES, INC., formerly known as H-T Acquisition Corp., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto
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by order of the board of directors of said corporation.

                                    /s/ Joanne D. Neville
                                    -------------------------
                                    Notary Public